EXHIBIT 32.1

CERTIFICATION
Pursuant to 18 U.S.C Section 1350
as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the Form 10-K) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2011	/s/ Liping Zhu
Liping Zhu
Chief Executive Officer

Dated: March 16, 2011	/s/Qiong (Laby) Wu
Qiong (Laby) Wu
Chief Financial Officer